UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 27, 2026
(Date of earliest event reported)

Community West Bancshares
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 27, 2026 Community West Bancshares (the “Company”) held its Annual Meeting of Shareholders. A total of 19,578,840 shares were represented and voted at the meeting, constituting 72.23% of the 27,106,375 issued and outstanding shares entitled to vote at the meeting. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Elected directors of the Company to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified.

In the election of directors, no candidates were nominated for election as a director other than the nominees of the Board of Directors whose names were set forth in the Company’s proxy statement dated April 10, 2026. Set forth below is a tabulation of the votes cast in the election of directors with respect to each nominee for office:

Director	Votes Cast for Election	Votes Withheld	Broker Non-Votes
Robert H. Bartlein	15,968,514	237,441	3,372,885
Daniel J. Doyle	12,913,074	3,292,881	3,372,885
Frank T. (“Tommy”) Elliott, IV	15,883,670	322,285	3,372,885
Robert J. Flautt	15,929,596	276,359	3,372,885
Jagroop (“Jay”) Gill	15,561,155	644,800	3,372,885
James J. Kim	16,040,948	165,007	3,372,885
James W. Lokey	16,121,638	84,317	3,372,885
Andriana D. Majarian	15,989,778	216,177	3,372,885
Steven D. McDonald	15,842,175	363,780	3,372,885
Martin E. Plourd	15,942,740	263,215	3,372,885
Dorothea D. Silva	16,040,389	165,566	3,372,885
Kirk B. Stovesand	13,053,991	123,883	3,372,885
Dora Westerlund	16,052,923	153,032	3,372,885

The ratification of the appointment of Baker Tilly LLP for the 2026 fiscal year as the Company’s independent registered public accounting firm.  The appointment was ratified by the following votes:

For	Against	Abstain
19,556,109	12,393	10,338

The adoption of a non-binding advisory resolution approving executive compensation. The resolution was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
15,269,021	876,079	60,855	3,372,885

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 28, 2026	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer (Principal Accounting Officer)